Exhibit 99.1

American Pacific Corporation Management Presentation April 2008

Safe Harbor Statement / Non-GAAP Information Some of the statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than those of historical facts included herein, including those related to the financial outlook, goals, business strategy, projected plans and objectives of management of American Pacific Corporation (the "Company") for future operations and liquidity, are forward-looking statements. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements, expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from such forward-looking statements include risks and uncertainties detailed in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2007 and Quarterly Report on Form 10-Q for the quarter ended December 31, 2007. The information contained herein includes references to Adjusted EBITDA, Pro Forma Adjusted EBITDA, Segment EBITDA, Free Cash Flow, and other ratios calculated based on these financial measures. These measures are supplemental financial measures that are not required by, or presented in accordance with, generally accepted accounting principles in the United States ("GAAP"). Our non-GAAP financial measures should not be considered as alternatives to GAAP measures, such as operating income, income from continuing operations, net income or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities as a measure of the Company's liquidity. These non-GAAP financial measures have limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of the Company's operating results or cash flows as reported under GAAP. To the extent appropriate, we have provided reconciliation of these non-GAAP financial measures to their most directly comparable historical financial measures calculated and presented in accordance with GAAP in the Company's Current Report on Form 8-K furnished to the Securities and Exchange Commission on or about April 2, 2008, which is also posted on our website at www.apfc.com.

Company Overview and Strategy

We maintain a leading market position in each of our focused markets, which are characterized by high barriers to entry AMPAC Overview

A Targeted Approach to Growth BUSINESS MODEL GROWTH STRATEGY Significant Revenue Visibility through Long- term Contracts Stable Cash Flow from AP Business Strong Growth Dynamics in Fine Chemicals and Aerospace Equipment Strategic Customer Relationships with Sole and Limited Source Contracts Organic Growth - Attractive Portfolio of Products Manufacturing Excellence Strategic Acquisitions - Target Core Competencies Leading Market Positions with Significant Barriers to Entry

We primarily manufacture mission critical products under long-term contracts for the defense, aerospace and pharmaceutical industries Significant barriers to entry and high switching costs. Long-term customer relationships Sole and limited source contracts Customer-funded product development Regulatory approvals with long product cycles / production lead time Products and manufacturing know- how are embedded within the final end-product Proprietary processes and technologies Manufacturing excellence Highly skilled workforce Products / Platforms FY07 Revenue Pharmaceutical / Other 63% of FY07 Revenue(1) Defense / Aerospace 37% of FY07 Revenue(2) Includes Fine Chemicals, Other Businesses, sodium azide, and Halotron. Includes perchlorates and Aerospace Equipment. Attractive Portfolio Products

Specialty Chemicals Segment

Used on virtually all U.S. space launch vehicles and military rockets / missiles. AMPAC has supplied AP for use in space and defense programs for over 40 years No North American AP alternative for these solid rocket motors since consolidation of Kerr-McGee business in 1998 Annual demand is anticipated to be stable in the 6-9 million pound range over the next several years. Demand for strategic and tactical missiles stable Space Shuttle not significant in FY07 Demand for Shuttle replacement AP begins in FY08 Minuteman program completes in FY08 FY07 Perchlorate Revenue by End Uses The uninterrupted availability of AP is critical to national security and our access to space We are the Exclusive Supplier of AP in NA Financial Considerations Sole source ATK contract through 2013 Significant AP revenue stability through price-volume matrix covering volumes of 3 to 20 million pounds Segment generates strong margins and cash flow Minimal cap ex requirements

Fine Chemicals Segment

AMPAC works in partnership with large pharmaceutical companies to develop APIs and manufacturing processes that typically require FDA approval. Expertise in scaling up production of compounds using technically complex processes and specialty equipment. Products represent a small part of the overall cost of a drug yet represent key active ingredients which drive their efficacy. Estimated to average less than 1% to 10% of the total price of the drug Financial Considerations FY 2007 Revenue by Application Significant growth opportunities Pharma companies moving toward more outsourcing Attractive focused markets Organic growth in FY07 of 13% Expansion cap ex is typically in support of contracts or improves efficiency; minimal maintenance cap ex Significant asset value Estimated replacement cost of facilities > $150 million Fine Chemicals provides a strong growth vehicle A Strategic Partner to Pharmaceutical Companies

Financial & Resource Requirements Technology Platforms High Containment Energetic Chemistry Chiral Separation Product Maturity Late Phase II and beyond Target & Core Customers Our disciplined business development approach has yielded a robust pipeline of potential new products Focused New Business Development Building on Core Competencies Technology Therapeutic Area Market Position Chiral Separation Central Nervous System #1 Energetic Chemistry Anti-viral (HIV, Flu, Hepatitis) Top 3 High Containment Oncology Top 3

Aerospace Equipment Segment

Leading supplier of in-space satellite thrusters and propulsion systems. Business acquired in first quarter of FY05 The U.S. market is highly concentrated with only two manufacturers. FTC forced divestiture when GenCorp acquired Atlantic Research Corporation from Sequa Corporation The market for satellite thrusters and propulsion systems is expected to grow over the next few years. Significant new contract award penetrates missile defense market FY07 Revenue by Customer Financial Considerations Significant growth opportunities Commercial satellites and missile defense Focus is on continuing to improve profitability Minimal cap ex requirements Current backlog provides significant revenue visability A Market Leader in Satellite Propulsion

Financial Overview

Performance Drivers Renegotiated ATK contract providing revenue and profit stability for Specialty Chemicals Successfully integrated Fine Chemicals and Aerospace Equipment Post-acquisition organic growth from Fine Chemicals and Aerospace Equipment Fine Chemicals process improvements generating record results within the segment Revenue ($mm) Adjusted EBITDA ($mm) Achieved double-digit CAGR for revenue and EBITDA - Trend expected to continue into 2008 Note: PF 2005A revenue and Adjusted EBITDA includes AFC for the twelve months ended August 31, 2005. Strong Financial Performance

Cap ex primarily for expansion - major projects typically associated with customer contracts Maintenance cap ex less than $5 mm annually FY06 cap ex includes completion of $25 mm SMB facility at AFC which was under construction at acquisition date FY06 free cash flow reduced by working capital growth post acquisition and construction of environmental remediation plant Capital Expenditures ($mm) Free Cash Flow ($mm) (1) Strong cash flow supports growth strategy (1) Defined as cash flows from operations less capital expenditures. Capital Expenditures and Free Cash Flow 2006A

Revenues of at least $195.0 mm 6% increase over FY07 Double-digit revenue growth for Fine Chemicals Specialty chemicals revenues flat or slightly down, in part, due to high volume in the 4th quarter of FY07 Net income of at least $6.0 mm 20% increase over FY07 Reductions in depreciation, amortization and interest expenses Adjusted EBITDA of at least $40.0 mm Adjusted EBITDA margin of 21% FY08 total Fine Chemicals gross margins flat or down reflecting change in product mix Corporate expenses increasing to FY06 levels Capital expenditures of $17.0 mm 2008 is poised to be another strong year for AMPAC across all business segments FY08 Guidance / Outlook

AMPAC is a leader in each of our business segments with significant barriers to entry. Sole source or limited source provider Significant technical expertise and manufacturing capabilities Significant switching costs for customers in terms of both time and money Specialty Chemicals generates significant cash flow and has strong revenue visibility. Revenue stability via the new ATK contract through 2013 Strong margins with minimal capital expenditure requirements Strong growth fundamentals in Fine Chemicals. Customers trending toward more outsourced manufacturing Strong backlog and nominal maintenance capital expenditure needs Areas of product focus expected to grow more than overall pharma market Aerospace Equipment opportunities Commercial and defense satellite markets expected to grow Electric propulsion Our business mix enables a targeted approach to growth A Compelling Story